UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2017, the Board of Directors (the "Board") of Preferred Apartment Communities, Inc. (the "Company") approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock. On May 4, 2017, the Compensation Committee of the Board of Directors approved grants of 4,068 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2011 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, Gary B. Coursey, William J. Gresham, Jr., Howard A. McLure, Timothy A. Peterson and John M. Wiens. The shares of restricted common stock will vest in equal amounts on the following dates: August 2, 2017, October 31, 2017, January 29, 2018 and April 29, 2018. The Board also approved the payment of cash compensation of $20,000 for the Chair of the Audit Committee of the Company, Timothy A. Peterson; $10,000 for the Chair of the Compensation Committee of the Company, Gary B. Coursey; $10,000 for the Chair of the Nominating and Corporate Governance Committee of the Company, Steve Bartkowski; and $10,000 for the Chair of the Conflicts Committee of the Company, Howard A. McLure. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 4, 2017 the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing nine directors to serve on the Board until the 2018 Annual Meeting of Stockholders; and (ii) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  As of the record date, March 15, 2017 there were 27,133,944 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 24,169,593 shares of Common Stock representing approximately 89.1% of the total shares of Common Stock entitled to vote at the meeting.
(1)    The following nine persons were elected directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
John A. Williams	11,714,119	377,039	12,078,435
Leonard A. Silverstein	11,218,454	872,704	12,078,435
Daniel M. DuPree	11,217,620	873,538	12,078,435
Steve Bartkowski	8,462,579	3,628,579	12,078,435
Gary B. Coursey	8,762,791	3,328,367	12,078,435
William J. Gresham, Jr.	11,702,449	388,709	12,078,435
Howard A. McLure	11,723,286	367,872	12,078,435
Timothy A. Peterson	8,777,842	3,313,316	12,078,435
John M. Wiens	11,718,055	373,103	12,078,435

(2)	The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2017:

For	23,690,625
Against	369,903
Abstain	109,065
Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Form of Restricted Stock Agreement pursuant to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Pre-effective Amendment No. 6 to Form S-11 Registration Statement (Registration No. 333-168407) filed by the Company with the Securities and Exchange Commission on March 4, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 4, 2017	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary